Rule 497(d)
                                     FT 576


              Supplement to the Prospectus dated November 20, 2001

         Notwithstanding anything to the contrary in the Prospectus, certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities.
         In addition, two of the closed-end funds in the portfolio, Morgan Stanley Dean Witter High Income Advantage Trust and Morgan Stanley Dean Witter High Income Advantage Trust II, were merged into the Morgan Stanley High Yield Securities Fund, an open-end fund, on December 16, 2002. All shares of the Morgan Stanley High Yield Securities Fund have been removed from the portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.



February 18, 2003